UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

 ☐    Preliminary Proxy Statement

 ☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

 ☐    Definitive Proxy Statement

 ☑    Definitive Additional Materials

 ☐    Soliciting Material Pursuant to §240.14a-12

HANMI FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903	Hanmi Financial Corporation
Important Notice Regarding the Availability of Proxy Materials
Stockholders Meeting to be held on
May 24, 2023
For Stockholders of record as of March 31, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/HAFC

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to
www.proxydocs.com/HAFC
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 12, 2023.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/HAFC	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Hanmi Financial Corporation

Meeting Type:   Annual Meeting of Stockholders

Date:    Wednesday, May 24, 2023

Time:    10:30 AM, Pacific Time

Place:   Annual Meeting to be held live via the Internet - please visit
   www.proxydocs.com/HAFC for more details.

To attend the meeting online, you must register at www.proxydocs.com/HAFC

SEE REVERSE FOR FULL AGENDA

Hanmi Financial Corporation

Annual Meeting of Stockholders

The Board of Directors recommends a vote FOR each of the directors listed below and FOR proposal 2, “1 YEAR” for proposal 3, and FOR proposal 4.

PROPOSAL

1.	Election of Directors

1a. John J. Ahn

1b. Christie K. Chu

1c. Harry H. Chung

1d. Bonita I. Lee

1e. Gloria J. Lee

1f. David L. Rosenblum

1g. Thomas J. Williams

1h. Michael M. Yang

1i. Gideon Yu

2.	To provide a non-binding advisory vote to approve the compensation of our Named Executive Officers (“Say-On-Pay” vote).

3.	To provide a non-binding advisory vote on the frequency of future Say-on-Pay votes.

4.	To ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

NOTE: To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements thereof. Management at present knows of no other business to be presented by or on behalf of Hanmi Financial Corporation or its Board of Directors at the Annual Meeting.